EXHIBIT 10.2


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                               PURCHASE AGREEMENT

                                      among



                           CAPITAL LEASE FUNDING, INC.


                                  CAPLEASE, LP

                           CAPLEASE STATUTORY TRUST I



                                       and


                           MERRILL LYNCH INTERNATIONAL

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                          Dated as of December 13, 2005

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

                               PURCHASE AGREEMENT


                    ($30,000,000 Trust Preferred Securities)

      THIS PURCHASE AGREEMENT, dated as of December 13, 2005 (this "Purchase Agreement"), is entered into among Capital Lease Funding, Inc., a Maryland corporation (the "Guarantor"), Caplease, LP, a Delaware limited partnership (the "Company") and Caplease Statutory Trust I, a Delaware statutory trust (the "Trust", and together with the Company, the "Sellers"), on the one hand, and Merrill Lynch International or its assignee ("MLI" or the "Purchaser"), on the other hand.

                                   WITNESSETH:

      WHEREAS, the Sellers propose that the Trust issue and sell Thirty Thousand (30,000) Floating Rate Preferred Securities of the Trust, having a stated liquidation amount of $1,000 per security, bearing a fixed rate of 7.68% per annum through the interest payment date on January 30, 2016 and a variable rate, reset quarterly, equal to LIBOR (as defined in the Indenture (as defined below)) plus 2.60% thereafter (the "Preferred Securities");

      WHEREAS, the entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase Thirty Million Nine Hundred Thirty Thousand Dollars ($30,930,000) in principal amount of the unsecured junior subordinated notes of the Company (the "Junior Subordinated Notes");

      WHEREAS, the Preferred Securities and the Common Securities for the Trust will be issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of the Closing Date, among the Company, as depositor, JPMorgan Chase Bank, National Association, a national banking association, as property trustee (in such capacity, the "Property Trustee"), Chase Bank USA, National Association, a national banking association, as Delaware trustee (in such capacity, the "Delaware Trustee"), the Administrative Trustees named therein (in such capacities, the "Administrative Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust; and

      WHEREAS, the Junior Subordinated Notes will be issued pursuant to a Junior Subordinated Indenture, dated as of the Closing Date (the "Indenture"), between the Company and JPMorgan Chase Bank, National Association, a national banking association, as indenture trustee (in such capacity, the "Indenture Trustee").

      WHEREAS, the Preferred Securities will be guaranteed on a subordinated basis by the Guarantor as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in the Parent Guarantee Agreement (the "Guarantee") between the Guarantor and JPMorgan Chase Bank, National Association, a national banking association, as guarantee trustee.

      NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

      1. DEFINITIONS. The Preferred Securities, the Common Securities and the Junior Subordinated Notes are collectively referred to herein as the "Securities." This Purchase Agreement, the Indenture, the Trust Agreement and the Securities are collectively referred to herein as the "Operative Documents." All other capitalized terms used but not defined in this Purchase Agreement shall have the respective meanings ascribed thereto in the Indenture.

      2. PURCHASE AND SALE OF THE PREFERRED SECURITIES.

            (a) The Trust agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Trust the Preferred Securities for an amount (the "Purchase Price") equal to Thirty Million Dollars ($30,000,000). The Purchaser shall be responsible for the rating agency costs and expenses. The Trust shall use the Purchase Price, together with the proceeds from the sale of the Common Securities, to purchase the Junior Subordinated Notes from the Company.

            (b) Delivery or transfer of, and payment for, the Preferred Securities shall be made at 11:00 A.M. New York time, on December 13, 2005 or such later date (not later than January 13, 2006) as the parties may designate (such date and time of delivery and payment for the Preferred Securities being herein called the "Closing Date"). The Preferred Securities shall be transferred and delivered to the Purchaser against the payment of the Purchase Price to the Trust made by wire transfer in immediately available funds on the Closing Date to a U.S. account designated in writing by the Company at least two business days prior to the Closing Date.

            (c) Delivery of the Preferred Securities shall be made at such location, and in such names and denominations, as the Purchaser shall designate at least two business days in advance of the Closing Date. The Guarantor, the Company and the Trust agree to have, or cause to have, the Preferred Securities available for inspection and checking by the Purchaser in New York, New York, not later than 2:00 P.M. New York time on the business day prior to the Closing Date. The closing for the purchase and sale of the Preferred Securities shall occur at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022, or such other place as the parties hereto shall agree.

      3. CONDITIONS. The obligations of the parties under this Purchase Agreement are subject to the following conditions:

            (a) The representations and warranties contained herein shall be accurate as of the date of delivery of the Preferred Securities.

            (b) Reserved.

            (c) Paul C. Hughes, general counsel for the Guarantor (the "General Counsel"), shall have delivered an opinion, dated the Closing Date, addressed to the Purchaser and its successors and assigns and JPMorgan Chase Bank, National Association, in substantially the form set out in Annex A-1 hereto. In rendering his opinion, the General Counsel may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Guarantor and the Trust and by government officials (provided, however, that copies of any such certificates or documents are delivered to the Purchaser) and by and upon such other documents as such counsel may, in his reasonable opinion, deem appropriate as a basis for the General Counsel's opinion. The General Counsel may specify the jurisdictions in which he is admitted to practice and that he is not admitted to practice in any other jurisdiction and is not an expert in the law of any other jurisdiction. Such General Counsel Opinion shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (d) Hunton & Willams LLP, counsel for the Guarantor, the Company and the Trust (the "Company Counsel"), shall have delivered an opinion, dated the Closing Date, addressed to the Purchaser and its successors and assigns and JPMorgan Chase Bank, National Association, in substantially the form set out in Annex A-2 hereto. In rendering its opinion, the Company Counsel may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Guarantor, the Company and the Trust and by government officials (provided, however, that copies of any such certificates or documents are delivered to the Purchaser) and by and upon such other documents as such counsel may, in their reasonable opinion, deem appropriate as a basis for the Company Counsel's opinion. The Company Counsel may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. Such Company Counsel Opinion shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (e) The Purchaser shall have been furnished the opinion of Brown Raysman Millstein Felder & Steiner LLP, dated the Closing Date, addressed to the Purchaser and its successors and assigns and JPMorgan Chase Bank, National Association, in substantially the form set out in Annex B hereto.

            (f) The Purchaser shall have received the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Delaware Trustee, dated the Closing Date, addressed to the Purchaser and its successors and assigns, JPMorgan Chase Bank, National Association, the Delaware Trustee and the Company, in substantially the form set out in Annex C hereto.

            (g) The Purchaser shall have received the opinion of Gardere Wynne Sewell LLP, special counsel for the Property Trustee and the Indenture Trustee, dated the Closing Date, addressed to the Purchaser and its successors and assigns, in substantially the form set out in Annex D hereto.

            (h) The Purchaser shall have received the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Delaware Trustee, dated the Closing Date, addressed to the Purchaser and its successors and assigns and JPMorgan Chase Bank, National Association, in substantially the form set out in Annex E hereto.

            (i) Each of the Guarantor and the Company shall have furnished to the Purchaser a certificate of the Guarantor or the Company, as the case may be, signed by the Chief Executive Officer, President or an Executive Vice President, and Chief Financial Officer, Treasurer or Assistant Treasurer of the Guarantor or the Company, as the case may be, and the Trust shall have furnished to the Purchaser a certificate of the Trust, signed by an Administrative Trustee of the Trust, in each case dated the Closing Date, and, in the case of the Guarantor and the Company, as to (i) and (ii) below and, in the case of the Trust, as to
(i) below:

            (i) the representations and warranties in this Purchase Agreement of such entity are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and such entity has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

            (ii) since the date of the Interim Financial Statements (as defined below), there has been no material adverse change in the condition (financial or other), earnings, business or assets of such entity and its subsidiaries, taken as a whole, whether or not arising from transactions occurring in the ordinary course of business (a "Material Adverse Change").


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

            (j) Subsequent to the execution of this Purchase Agreement, there shall not have been any Material Adverse Change, the effect of which is, in the Purchaser's judgment, so material and adverse as to make it impractical or inadvisable to proceed with the purchase of the Preferred Securities.

            (k) Prior to the Closing Date, the Guarantor, the Company and the Trust shall have furnished to the Purchaser and its counsel such further information, certificates and documents as the Purchaser or its counsel may reasonably request.

      If any of the conditions specified in this Section 3 shall not have been fulfilled when and as provided in this Purchase Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Purchase Agreement shall not be reasonably satisfactory in form and substance to the Purchaser or its counsel, this Purchase Agreement and all the Purchaser's obligations hereunder may be canceled at, or at any time prior to, the Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or facsimile confirmed in writing.

      Each certificate signed by any trustee of the Trust or any officer of the Company or the Guarantor and delivered to the Purchaser or the Purchaser's counsel in connection with the Operative Documents and the transactions contemplated hereby and thereby shall be deemed to be a representation and warranty of the Trust, the Guarantor and/or the Company, as the case may be, and not by such trustee or officer in any individual capacity.

      4. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR, THE COMPANY AND THE TRUST. The Company, the Guarantor and the Trust jointly and severally represent and warrant to, and agree with the Purchaser, as follows:

            (a) None of the Guarantor, the Company or the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act (as defined below)), nor any person acting on its or their behalf, has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act of 1933, as amended (the "Securities Act").

            (b) None of the Guarantor, the Company or the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

            (c) The Securities (i) are not and have not been listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted on a U.S. automated inter-dealer quotation system and (ii) are not of an open-end investment company, unit investment trust or face-amount certificate company that are, or are required to be, registered under section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Securities otherwise satisfy the eligibility requirements of Rule 144A(d)(3) promulgated pursuant to the Securities Act ("Rule 144A(d)(3)").

            (d) None of the Guarantor, the Company or the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged, or will engage, in any "directed selling efforts" within the meaning of Regulation S under the Securities Act with respect to the Securities.

            (e) None of the Guarantor, the Company or the Trust is, and, immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom, none will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of section 3(a) of the Investment Company Act.

            (f) None of the Guarantor, the Company or the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities, except for the preferred securities commission and/or the sales commission the Company has agreed to pay to Cohen Bros. & Company, LLC (or to the Company's introducing agent on behalf of Cohen Bros. & Company, LLC) pursuant to the letter agreement between the Company and Cohen Bros. & Company, LLC, dated November 15, 2005.

            (g) The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. ss. 3801, et seq. (the "Statutory Trust Act") with all requisite power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents to which it is a party. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business or assets (taken as a whole) of the Guarantor and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect"). The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will be, under current law, classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation.

            (h) The Trust Agreement has been duly authorized by the Company and, on the Closing Date specified in Section 2(b) hereof, will have been duly executed and delivered by the Company and the Administrative Trustees of the Trust, and, assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee, will be a legal, valid and binding obligation of the Company and the Administrative Trustees, enforceable against them in


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

accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement and other documents and agreements related to the transactions contemplated hereby.

            (i) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Indenture Trustee, will be a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (j) The Preferred Securities and the Common Securities have been duly authorized by the Trust and, when issued and delivered against payment therefor on the Closing Date in accordance with this Purchase Agreement, in the case of the Preferred Securities, and in accordance with the Common Securities Subscription Agreement, in the case of the Common Securities, will be validly issued, fully paid and non-assessable and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Trust Agreement, enforceable against the Trust in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. The issuance of the Securities is not subject to any preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance of any kind (each, a "Lien").

            (k) The Junior Subordinated Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture and, when authenticated in the manner provided for in the Indenture and delivered to the Trust against payment therefor in accordance with the certain Junior Subordinated Note Purchase Agreement of even date herewith between the Company and the Trust (the "Junior Subordinated Note Purchase Agreement") will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (l) This Purchase Agreement has been duly authorized, executed and delivered by the Guarantor, the Company and the Trust.

            (m) The Guarantee has been duly authorized by the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Guarantor, and, assuming due authorization, execution and delivery by the Guarantee
Trustee, will be a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (n) Neither the issue and sale of the Common Securities, the Preferred Securities or the Junior Subordinated Notes, nor the purchase of the Junior Subordinated Notes by the Trust, nor the execution and delivery of and compliance with the Operative Documents by the Guarantor, the Company or the Trust, nor the consummation of the transactions contemplated herein or therein,
(i) will conflict with or constitute a violation or breach of the Trust Agreement or the charter or bylaws or similar organizational documents of the Guarantor or any subsidiary of the Guarantor or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Guarantor or any of its subsidiaries or their respective properties or assets (collectively, the "Governmental Entities"), (ii) will conflict with or constitute a violation or breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien upon any property or assets of the Trust, the
Guarantor or any of the Guarantor's subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which (A) the Trust, the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound, or (B) to which any of the property or assets of any of them is subject, or any judgment, order or decree of any court, Governmental Entity or arbitrator, except, in the case of this clause (ii), for such conflicts, breaches, violations, defaults, Repayment Events (as defined below) or Liens which (X) would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents and (Y) would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) require the consent, approval, authorization or order of any court or Governmental Entity. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Guarantor or any of its subsidiaries prior to its scheduled maturity.

            (o) The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of Delaware, with all requisite power and authority to own, lease and operate its properties and conduct the business it transacts and presently proposes to transact, and is duly qualified to transact business and is in good standing in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (p) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, with all requisite power and authority to own, lease and operate its properties and conduct the business it transacts and presently proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Guarantor to be so qualified would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.


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

            (q) Neither the Guarantor nor the Company has any subsidiaries that are material to its business, financial condition or earnings other than those subsidiaries listed in Schedule 1 attached hereto (which Schedule 1 includes each of the Company's "significant subsidiaries" as defined in Securities and Exchange Commission Regulation S-X) (collectively, the "Significant Subsidiaries"). Each Significant Subsidiary is a corporation, partnership or limited liability company duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized or formed, with all requisite power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact. Each Significant Subsidiary is duly qualified to transact business as a foreign corporation, partnership or limited liability company, as applicable, and is in good standing in each jurisdiction where the nature of its activities requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Significant Subsidiary of the Company (other than a taxable REIT subsidiary, if any) is currently prohibited, directly or indirectly, under any agreement or other instrument, other than as required by applicable law, to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Significant Subsidiary's capital stock or other Equity Interests, from repaying to the Company any loans or advances to such Significant Subsidiary from the Company.

            (r) Each of the Trust, the Guarantor and each of the Significant Subsidiaries hold all necessary approvals, authorizations, orders, licenses, consents, registrations, qualifications, certificates and permits (collectively, the "Governmental Licenses") of and from Governmental Entities necessary to conduct their respective businesses as now being conducted, and neither the Trust, the Guarantor nor any of the Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government License, except where the failure to be so licensed or approved or the receipt of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure of such Governmental Licenses to be in full force and effect, would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Guarantor and its Significant Subsidiaries are in compliance with all applicable laws, rules, regulations, judgments, orders, decrees and consents, except where the failure to be in compliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (s) All of the issued and outstanding Equity Interests of the Guarantor and each of its subsidiaries are validly issued, fully paid and non-assessable; all of the issued and outstanding Equity Interests of each subsidiary of the Guarantor is owned by the Guarantor, directly or through subsidiaries, free and clear of any Lien, claim or equitable right; and none of the issued and outstanding Equity Interests of the Guarantor or any subsidiary was issued in violation of any preemptive or similar rights arising by operation of law, under the charter or by-laws or similar organizational documents of such entity or under any agreement to which the Guarantor or any of its subsidiaries is a party.

            (t) Neither the Guarantor nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Guarantor or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of any of them is subject, except, in the case of clause (ii), where such violation or default would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (u) There is no action, suit or proceeding before or by any Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to the knowledge of the Guarantor, the Company or the Trust after due inquiry, threatened against or affecting the Trust, the Guarantor or the Company or any of the Guarantor's subsidiaries, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents or reasonably be expected to have a Material Adverse Effect; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Guarantor or any of its subsidiaries is a party or of which any of their respective properties or assets is subject, including ordinary routine litigation incidental to the business, are not expected to result in a Material Adverse Effect.

            (v) The accountants of the Guarantor who certified the Financial Statements (as defined below) are independent public accountants of the Guarantor and its subsidiaries within the meaning of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

            (w) The audited consolidated financial statements (including the notes thereto) and schedules of the Guarantor and its consolidated subsidiaries for the fiscal year ended December 31, 2004 (the "Financial Statements") and the interim unaudited consolidated financial statements of the Guarantor and its consolidated subsidiaries for the quarter ended September 30, 2005 (the "Interim Financial Statements") provided to the Purchaser are the most recent available audited and unaudited consolidated financial statements of the Guarantor and its consolidated subsidiaries, respectively, and fairly present in all material respects, in accordance with U.S. generally accepted accounting principles, the financial position of the Guarantor and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified, subject, in the case of Interim Financial Statements, to year-end adjustments (which are expected to consist solely of normal recurring adjustments). Such consolidated financial statements and schedules have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein).

            (x) None of the Trust, the Guarantor nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Guarantor or its subsidiaries that could give rise to any such liability), except for (i) liabilities set forth in the Financial Statements or the Interim Financial Statements and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Trust, the Guarantor and all of its subsidiaries since the date of the most recent balance sheet included in such Financial Statements.

            (y) Since the respective dates of the Financial Statements and the Interim Financial Statements, there has not been (A) any Material Adverse Change or (B) any dividend or distribution of any kind declared, paid or made by the Guarantor or the Company on any class of its capital stock other than regular quarterly dividends on the Guarantor's or the Company's common stock and preferred stock, as the case may be.

            (z) The documents of the Guarantor filed with the Commission in accordance with the Exchange Act, from and including the commencement of the fiscal year covered by the Guarantor's most recent Annual Report on Form 10-K, at the time they were filed by the Guarantor with the Commission (collectively, the "1934 Act Reports"), complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, at the date of this Purchase Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and all instruments, agreements, contracts and other documents to which the Guarantor or any of its subsidiaries is a party as are required to be filed as exhibits to the Guarantor's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K have been so filed. The Guarantor is in compliance with all currently applicable requirements of the Exchange Act that were added by the Sarbanes-Oxley Act of 2002.

            (aa) No labor dispute with the employees of the Trust, the Company, the Guarantor or any of their subsidiaries exists or, to the knowledge of the executive officers of the Trust, the Guarantor or the Company, is imminent, except those which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (bb) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Guarantor, the Trust or the Company of their respective obligations under the Operative Documents, as applicable, or the consummation by the Trust, the Guarantor and the Company of the transactions contemplated by the Operative Documents.

            (cc) Each of the Trust, the Guarantor and each subsidiary of the Guarantor has good and marketable title to all of its respective real and personal properties, in each case free and clear of all Liens and defects, except for those that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Guarantor or any subsidiary of the Guarantor holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect, and none of the Trust, the Guarantor or any subsidiary of the Guarantor has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Guarantor or any subsidiary of the Guarantor under any such leases or subleases, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (dd) Reserved.

            (ee) Commencing with its taxable year ended December 31, 2004, the Guarantor has been, and upon the completion of the transactions contemplated hereby, the Guarantor will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a "REIT") under sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Guarantor's proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or have not been taken which are required to be taken) which would cause such qualification to be lost. The Guarantor expects to continue to be organized and to operate in a manner so as to qualify as a REIT in the taxable year ending December 31, 2005 and succeeding taxable years.

            (ff) The Guarantor and each of the Significant Subsidiaries have timely and duly filed all Tax Returns (as defined below) required to be filed by them, and all such Tax Returns are true, correct and complete in all material respects. The Guarantor and each of the Significant Subsidiaries have timely and duly paid in full all material Taxes (as defined below) required to be paid by them (whether or not such amounts are shown as due on any Tax Return). There are no federal, state, or other Tax audits or deficiency assessments proposed or pending with respect to the Guarantor or any of the Significant Subsidiaries, and no such audits or assessments are threatened. As used herein, the terms "Tax" or "Taxes" mean (i) all federal, state, local, and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any Governmental Entity, and (ii) all liabilities in respect of such amounts arising as a result of being a member of any affiliated, consolidated, combined, unitary or similar group, as a successor to another person or by contract. As used herein, the term "Tax Returns" means all federal, state, local, and foreign Tax returns, declarations, statements, reports, schedules, forms, and information returns and any amendments thereto filed or required to be filed with any Governmental Entity.

            (gg) The Trust is not subject to U.S. federal income tax with respect to income received or accrued on the Junior Subordinated Notes, interest payable by the Company on the Junior Subordinated Notes is deductible by the Company, in whole or in part, for U.S. federal income tax purposes, and the Trust is not, or will not be within ninety (90) days of the date hereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges. There are no rulemaking or similar proceedings before the U.S. Internal Revenue Service or comparable federal, state, local or foreign government bodies which involve or affect the Guarantor or any subsidiary, which, if the subject of an action unfavorable to the Guarantor or any subsidiary, could reasonably be expected to result in a Material Adverse Effect.

            (hh) The books, records and accounts of the Guarantor and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Guarantor and its subsidiaries. The Guarantor and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (ii) The Guarantor and the Significant Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts in all material respects as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions contemplated hereby including but not limited to, real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against. All policies of insurance and fidelity or surety bonds insuring the Guarantor or any of the Significant Subsidiaries or the Guarantor's or Significant Subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect. The Guarantor and each of the Significant Subsidiaries are in compliance with the terms of such policies and instruments in all material respects. Neither the Guarantor nor any Significant Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Within the past twelve months, neither the Guarantor nor any Significant Subsidiary has been denied any insurance coverage it has sought or for which it has applied.

            (jj) The Guarantor and its subsidiaries or any person acting on behalf of the Guarantor and its subsidiaries including, without limitation, any director, officer, agent or employee of the Guarantor or its subsidiaries has not, directly or indirectly, while acting on behalf of the Guarantor and its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

            (kk) The information provided by the Guarantor, the Company and the Trust pursuant to this Purchase Agreement and the transactions contemplated hereby does not, as of the date hereof, and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (ll) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Guarantor and its subsidiaries have been and are in compliance with applicable Environmental Laws (as defined below), (ii) none of the Guarantor or any of its subsidiaries has at any time released (as such term is defined in CERCLA (as defined below)) or otherwise disposed of Hazardous Materials (as defined below) on, to, in, under or from any of the real properties currently or previously owned, leased or operated by the Guarantor or any of its subsidiaries (collectively, the "Properties"), (iii) neither the Guarantor nor any of its subsidiaries has used nor intends to use the Properties or any subsequently acquired properties, other than in compliance with applicable Environmental Laws, (iv) neither the Guarantor nor any of its subsidiaries has received any written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law with respect to the Properties, or their respective assets or arising out of the conduct of the Guarantor or its subsidiaries, (v) none of the Properties are included or, to the best of the Guarantor's or the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the best of the Guarantor's or the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Entity, (vi) none of the Guarantor or any of its subsidiaries has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Material at any of the Properties, except in compliance with all applicable Environmental Laws, and has not transported or arranged for the transport of any Hazardous Material from the Properties to another property, except in compliance with all applicable Environmental Laws, (vii) no lien has been imposed on the Properties by any Governmental Entity in connection with the presence on or off such Property of any Hazardous Material or with respect to an Environmental Law, and (viii) none of the Guarantor, any of its subsidiaries or, to the best of the Guarantor's or the Company's knowledge, any other person or entity for whose conduct any of them is or may be held responsible, has entered into or been subject to any consent decree, compliance order, or administrative order in connection with an Environmental Law with respect to the Properties or any facilities or improvements or any operations or activities thereon.

            (mm) As used herein, "Hazardous Materials" shall include, without limitation, any flammable materials, explosives, radioactive materials, hazardous materials, hazardous substances, hazardous wastes, toxic substances or related materials, asbestos, petroleum, petroleum products and any hazardous material as defined by any federal, state or local environmental law, statute, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.ss. 5101-5127, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001-11050, the Toxic

Substances Control Act, 15 U.S.C. ss.ss. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss. 136-136y, the Clean Air Act, 42 U.S.C. ss.ss. 7401-7642, the Clean Water Act (Federal Water Pollution Control
Act), 33 U.S.C. ss.ss. 1251-1387, the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651-678, and any analogous state laws, as any of the above may be amended from time to time and in the regulations promulgated pursuant to each of the foregoing (including environmental statutes and laws not specifically defined herein) (individually, an "Environmental Law" and collectively, the "Environmental Laws") or by any Governmental Entity.


            (nn) In the ordinary course of its business, the Guarantor periodically identifies and evaluates identified costs and liabilities under Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). The Guarantor has reasonably concluded that such identifed costs and liabilities would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

      5.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER.   The  Purchaser
represents and warrants to, and agrees with, the Guarantor, the Company and the Trust as follows:

            (a) The Purchaser is aware that the Preferred Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to "U.S. persons" (as defined in Regulation S under the Securities Act) except in accordance with Rule 903 of Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

            (b) The Purchaser is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

            (c) Neither the Purchaser, nor any of the Purchaser's Affiliates, nor any person acting on the Purchaser's or the Purchaser's Affiliate's behalf has engaged, or will engage, in any form of "general solicitation or general advertising" (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Securities.

            (d) The Purchaser understands and acknowledges that (i) no public market exists for any of the Preferred Securities and that it is unlikely that a public market will ever exist for the Securities, (ii) the Purchaser is purchasing the Preferred Securities for its own account, for investment and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Preferred Securities pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom or in a transaction not subject thereto, and the Purchaser agrees to the legends and transfer restrictions applicable to the Preferred Securities contained in the Indenture, and (iii) the Purchaser has had the opportunity to ask questions of, and receive answers and request additional information from, the Company and is aware that it may be required to bear the economic risk of an investment in the Preferred Securities.

            (e) The Purchaser is a company with limited liability duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized with all requisite (i) power and authority to execute, deliver and perform the Operative Documents to which it is a party, to make the representations and warranties specified herein and therein and to consummate the transactions contemplated herein and (ii) right and power to purchase the Preferred Securities.

            (f) This Purchase Agreement has been duly authorized, executed and delivered by the Purchaser and no filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Purchase Agreement or to consummate the transactions contemplated herein.

            (g) The Purchaser is a "Qualified Purchaser" as such term is defined in section 2(a)(51) of the Investment Company Act.

      6. COVENANTS AND AGREEMENTS OF THE GUARANTOR, THE COMPANY AND THE TRUST. The Guarantor, the Company and the Trust jointly and severally agree with the Purchaser as follows:

            (a) During the period from the date of this Agreement to the Closing Date, the Guarantor, the Company and the Trust shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 4 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Purchase Agreement, as if made on and as of the Closing Date.

            (b) The Guarantor, the Company and the Trust will arrange for the qualification of the Preferred Securities for sale under the laws of such jurisdictions as the Purchaser may designate and will maintain such qualifications in effect so long as required for the sale of the Preferred Securities. The Guarantor, the Company or the Trust, as the case may be, will promptly advise the Purchaser of the receipt by the Guarantor, the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

            (c) None of the Guarantor, the Company or the Trust will, nor will any of them permit any of their Affiliates to, nor will any of them permit any person acting on its or their behalf (other than the Purchaser) to, resell any Securities that have been acquired by any of them.

            (d) None of the Guarantor, the Company or the Trust will, nor will any of them permit any of their Affiliates or any person acting on their behalf to, engage in any "directed selling efforts" within the meaning of Regulation S under the Securities Act with respect to the Securities.

            (e) None of the Guarantor, the Company or the Trust will, nor will any of them permit any of their Affiliates or any person acting on their behalf to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

            (f) None of the Guarantor, the Company or the Trust will, nor will any of them permit any of its Affiliates or any person acting on their behalf to, engage in any form of "general solicitation or general advertising" (within the meaning of Regulation D) in connection with any offer or sale of the any of the Securities.

            (g) So long as any of the Securities are outstanding, (i) the Securities shall not be listed on a national securities exchange registered under section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system and (ii) none of the Guarantor, the Company or the Trust shall be an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under section 8 of the Investment Company Act, and, the Securities shall otherwise satisfy the eligibility requirements of Rule 144A(d)(3).

            (h) Each of the Guarantor, the Company and the Trust shall furnish to (i) the holders, and subsequent holders, of the Preferred Securities, (ii) the Purchaser, c/o Taberna Capital Management, LLC at 450 Park Avenue, 23rd Floor, New York, New York 10022, or such other address as designated by Taberna Capital Management, LLC, and (iii) any beneficial owner of the Securities reasonably identified to the Company and the Trust (which identification may be made by either such beneficial owner or by Taberna Capital Management, LLC), a duly completed and executed certificate in the form attached hereto as Annex F, including the financial statements referenced in such Annex, which certificate and financial statements shall be so furnished by the Guarantor, the Company and the Trust not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Guarantor and not later than ninety (90) days after the end of each fiscal year of the Guarantor.

            (i) Each of the Guarantor, the Company and the Trust will, during any period in which it is not subject to and in compliance with section 13 or 15(d) of the Exchange Act, or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, shall provide to each holder of the Securities and to each prospective purchaser (as designated by such holder) of the Securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. If the Guarantor, the Company and the Trust are required to register under the Exchange Act, such reports filed in compliance with Rule 12g3-2(b) shall be sufficient information as required above. This covenant is intended to be for the benefit of the Purchaser, the holders of the Securities, and the prospective purchasers designated by the Purchaser and such holders, from time to time, of the Securities.

            (j) None of the Guarantor,  the Company or the Trust will, until one hundred eighty (180) days following the Closing Date, without the Purchaser's prior written consent, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any Preferred Securities or other securities substantially similar to the Preferred Securities other than as contemplated by this Purchase Agreement or (ii) any other securities convertible into, or exercisable or exchangeable for, any Preferred Securities or other securities substantially similar to the Preferred Securities, provided that such consent shall only be withheld if the Purchaser determines, in its sole and absolute discretion exercised in good faith, that there is a reasonable possibility that such issuance could be integrated with the issue and sale of the Preferred Securities under the Securities Act.

            (k) The Guarantor will use its best efforts to meet the requirements to qualify as a REIT under Sections 856 through 860 of the Code, effective for the taxable year ending December 31, 2005 (and each fiscal quarter of such year) and succeeding taxable years.

            (l) None of the Guarantor, the Company or the Trust will identify any of the Indemnified Parties (as defined below) in a press release or any other public statement without the consent of such Indemnified Party.

            (m) The Purchaser is granted the right under the Indenture and the Trust Agreement to request the substitution of new notes for all or a portion of the Junior Subordinated Notes held by the Trust. The Trust is required under the terms of the Indenture and the Trust Agreement to accept such newly issued notes (the "Replacement Notes") and surrender a like amount of Junior Subordinated Notes to the Company. The Replacement Notes shall bear terms identical to the Junior Subordinated Notes with the sole exception of interest payment dates (and corresponding redemption date and maturity date), which will be specified by the Purchaser. In no event will the interest payment dates (and corresponding redemption date and maturity date) on the Replacement Notes vary by more than sixty (60) calendar days from the original interest payment dates (and corresponding redemption date and maturity date) under the Junior Subordinated Notes. Each of the Guarantor, the Company and the Trust acknowledges and agrees that, to the extent of the principal amount of the Replacement Notes issued to the Trust under the Indenture, the Purchaser (and each successor to the Purchaser's interest in the Preferred Securities) will require the Trust to issue a new series of Preferred Securities having a principal amount corresponding to the principal amount of the Replacement Notes (the "Replacement Securities") to designated holders of Preferred Securities, provided that any such Replacement Securities, and any distributions from the Trust to the holders of Replacement Securities, must relate solely to the Trust's interest in the Replacement Notes and in no event will the Preferred Securities other than the Replacement Securities share in the returns from any Replacement Notes. The Replacement Securities shall have payment dates (and corresponding redemption date and maturity date) that correspond to the payment dates and maturity dates of the Replacement Notes. Each of the Guarantor, the Company and the Trust agrees to cooperate with all reasonable requests of the Purchaser in connection with any of the foregoing.

      7. PAYMENT OF EXPENSES. The Company, as depositor of the Trust, and the Guarantor, as Guarantor, agree to pay all costs and expenses incident to the performance of the obligations of the Guarantor, the Company and the Trust under this Purchase Agreement, whether or not the transactions contemplated herein are consummated or this Purchase Agreement is terminated, including all costs and expenses incident to (i) the authorization, issuance, sale and delivery of the Preferred Securities and any taxes payable in connection therewith; (ii) the fees and expenses of qualifying the Preferred Securities under the securities laws of the several jurisdictions as provided in Section 6(b); (iii) the fees and expenses of the counsel, the accountants and any other experts or advisors retained by the Guarantor, the Company or the Trust; (iv) the fees and all reasonable expenses of the Property Trustee, the Delaware Trustee, the Indenture Trustee and any other trustee or paying agent appointed under the Operative Documents, including the fees and disbursements of counsel for such trustees, which fees shall not exceed a $2,000 acceptance fee, $3,500 for the fees and expenses of Richards, Layton & Finger, P.A., special Delaware counsel retained by the Delaware Trustee in connection with the Closing, and $4,000 in administrative fees annually; (v) $50,000 for the fees and expenses of Brown Raysman Millstein Felder & Steiner LLP, special counsel retained by Taberna Capital Management, LLC; and (vi) a due diligence fee in an amount equal to $12,500 payable to Cohen Bros. & Company.

      If the sale of the Preferred Securities provided for in this Purchase Agreement is not consummated because any condition set forth in Section 3 hereof to be satisfied by either the Guarantor, the Company or the Trust is not satisfied or because of any failure, refusal or inability on the part of the Guarantor, the Company or the Trust to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Purchaser, the Guarantor or the Company will reimburse the Purchaser upon demand for all fees and expenses of the Purchaser's counsel specified in subparagraphs (iv) and (v) of the immediately preceding paragraph (such fees and expenses not to exceed $50,000) that shall have been incurred by the Purchaser in connection with the proposed purchase and sale of the Preferred Securities. Neither the Guarantor nor the Company shall in any event, be liable to the Purchaser for the loss of anticipated profits from the transactions contemplated by this Purchase Agreement.

      8. INDEMNIFICATION. (a) The Guarantor, the Company and the Trust agree, jointly and severally, to indemnify and hold harmless the Purchaser, the Purchaser's affiliates, Taberna Capital Management, LLC, Cohen Bros. & Company and Merrill Lynch & Co., and their respective affiliates (collectively, the "Indemnified Parties"), each person who controls any of the Indemnified Parties within the meaning of the Securities Act or the Exchange Act, and the Indemnified Parties' respective directors, officers, employees and agents and each person, if any, who controls the Indemnified Parties within the meaning of the Securities Act, or the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any information or documents furnished or made available to the Purchaser by or on behalf of the Guarantor, the Company or the Trust, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) the breach or alleged breach of any representation, warranty, or agreement of the Guarantor, the Company or the Trust contained herein, and agrees to reimburse each such Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that any of the Guarantor, the Company or the Trust may otherwise have.

            (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever due from the Trust under paragraph (a) above.

            (c)  Promptly  after  receipt  by an  Indemnified  Party  under this
Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, promptly notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) above unless and to the extent that such failure results in the forfeiture by the indemnifying party of material rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraph (a) above. The Purchaser shall be entitled to appoint counsel to represent the Indemnified Party in any action for which indemnification is sought. An indemnifying party may participate at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the consent of the Indemnified Party) also be counsel to the Indemnified Party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, unless an Indemnified Party believes that its interests are not aligned with the interests of another Indemnified Party or that a conflict of interest might result. An indemnifying party will not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

      9. TERMINATION; REPRESENTATIONS AND INDEMNITIES TO SURVIVE. This Purchase Agreement shall be subject to termination in the absolute discretion of the Purchaser, by written notice given to the Company and the Trust prior to delivery of and payment for the Preferred Securities, if prior to such time (i) a downgrading shall have occurred in the rating accorded the Guarantor's or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is used by the Commission in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Guarantor's or the Company's debt securities or preferred stock, (ii) the Trust shall be unable to sell and deliver to the Purchaser at least $30,000,000 stated liquidation value of Preferred Securities, (iii) a suspension or material limitation in trading in securities generally shall have occurred on the New York Stock Exchange, (iv) a general moratorium on commercial business activities shall have been declared either by federal, Delaware or Maryland authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the Purchaser's judgment, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Securities. The respective agreements, representations, warranties, indemnities and other statements of the Guarantor, the Company and the Trust or their respective officers or trustees and of the Purchaser set forth in or made pursuant to this Purchase Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser, the Guarantor, the Company or the Trust or any of their respective officers, directors, trustees or controlling persons, and will survive delivery of and payment for the Preferred Securities. The provisions of Sections 7 and 8 shall survive the termination or cancellation of this Purchase Agreement.

      10. AMENDMENTS. This Purchase Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by each of the parties hereto.

      11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Purchaser, will be mailed, delivered by hand or courier or sent by facsimile and confirmed to the Purchaser c/o Taberna Capital Management, LLC, 450 Park Avenue, 23rd Floor, New York, New York 10022,
Attention: Thomas Bogal, Facsimile: (212) 735-1499; with a copy to Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022,
Attention: Dino Fazlibegu, Esq., Facsimile: (212) 895-2900 or other address as the Purchaser shall designate for such purpose in a notice to the Company and the Trust; and if sent to the Guarantor, the Company or the Trust, will be mailed, delivered by hand or courier or sent by facsimile and confirmed to it at Capital Lease Funding, Inc., 110 Maiden Lane, New York, New York 10005,
Attention: Paul Hughes, General Counsel, Facsimile: (212) 217-6301.

      12. SUCCESSORS AND ASSIGNS. This Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing expressed or mentioned in this Purchase Agreement is intended or shall be construed to give any person other than the parties hereto and the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and their successors, assigns, heirs and legal representatives, any right or obligation hereunder. None of the rights or obligations of the Guarantor, the Company or the Trust under this Purchase Agreement may be assigned, whether by operation of law or otherwise, without the Purchaser's prior written consent. The rights and obligations of the Purchaser under this Purchase Agreement may be assigned by the Purchaser without the Guarantor's, the Company's or the Trust's consent; provided that the assignee assumes the obligations of the Purchaser under this Purchase Agreement.

      13. APPLICABLE LAW. THIS PURCHASE AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

      14. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS PURCHASE AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS PURCHASE AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS PURCHASE AGREEMENT.

      15. COUNTERPARTS AND FACSIMILE. This Purchase Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Purchase Agreement may be executed by any one or more of the parties hereto by facsimile.

      IN WITNESS WHEREOF, this Purchase Agreement has been entered into as of the date first written above.


                                      CAPITAL LEASE FUNDING, INC.

                                      By:  /s/ Paul H. McDowell
                                           -------------------------------------
                                           Name:  Paul H. McDowell
                                           Title: Chief Executive Officer

                                      CAPLEASE, LP

                                      By:  CLF OP GENERAL PARTNER LLC,
                                           its sole general partner

                                      By:  /s/ Paul H. McDowell
                                           -------------------------------------
                                           Name:  Paul H. McDowell
                                           Title: Chief Executive Officer

                                      CAPLEASE STATUTORY TRUST I

                                      By:  CAPLEASE LP, as Depositor

                                      By:  CLF OP GENERAL PARTNER LLC,
                                           its sole general partner

                                      By:  /s/ Paul H. McDowell
                                           -------------------------------------
                                           Name:  Paul H. McDowell
                                           Title: Chief Executive Officer

                                      MERRILL LYNCH INTERNATIONAL

                                      By:  /s/ R. A. Bellis
                                           -------------------------------------
                                           Name:  R. A. Bellis
                                           Title: Director

                                                                      SCHEDULE 1

                        LIST OF SIGNIFICANT SUBSIDIARIES


Caplease, LP
Caplease Credit LLC
CLF 1000 Milwaukee Avenue LLC EVA LLC Caplease CDO 2005-1, Ltd.

                                                                       ANNEX A-1

      Pursuant to Section 3(c) of the Purchase Agreement, Paul C. Hughes, general counsel for the Guarantor, shall deliver an opinion to the effect that:

            (i) the Guarantor, the Company and each Significant Subsidiary is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction in which it is chartered or organized; each of the Guarantor, the Company and the Significant Subsidiaries has full power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects; all outstanding limited liability company or partnership interests of the Significant Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and owned of record and beneficially, directly or indirectly by the Guarantor; provided, that no opinion is given in this paragraph (i) with respect to Caplease CDO 2005-1, Ltd.

            (ii) neither the issue and sale of the Common Securities, the Preferred Securities or the Junior Subordinated Notes, nor the purchase by the Trust of the Junior Subordinated Notes, nor the execution and delivery of and compliance with the Operative Documents by the Guarantor, the Company or the Trust nor the consummation of the transactions contemplated thereby will constitute a breach or violation of the limited partnership agreement of the Company;

            (iii) the Trust Agreement has been duly authorized, executed and delivered on behalf of the Company and duly executed and delivered by the Administrative Trustees;

            (iv) the Indenture has been duly authorized, executed and delivered on behalf of the Company;

            (v) the Junior Subordinated Notes have been duly authorized and executed on behalf of the Company and delivered to the Indenture Trustee for authentication in accordance with the Indenture;

            (vi) the Purchase Agreement has been duly authorized, executed and delivered by each of the Guarantor, the Company and the Trust;

            (vii)  neither  the  Guarantor,  the  Company,  the  Trust,  nor any
      Significant Subsidiaries of the Company is in breach or violation of, or default under, with or without lapse of time, its articles of incorporation or charter, by-laws or other governing documents (including without limitation, the Trust Agreement); the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated by the Purchase Agreement and the Operative Documents do not and will not (A) result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Guarantor, the Company or the Significant Subsidiaries, or (B) conflict with, constitute a material breach or violation of, or constitute a material default under, with or without lapse of time, (x) the Articles of Incorporation or Charter, By-Laws or other governing documents of the Guarantor, the Company or its Significant Subsidiaries, or (y) any agreement filed as an exhibit to the Annual Report on Form 10-K filed by the Guarantor for the year ended December 31, 2004 (the "Annual Report"), or any of the Quarterly Reports on Form 10-Q (the "Quarterly Reports") or any of the Current Reports on Form 8-K filed by the Guarantor since January 1, 2005 (the "Current Reports") or (z) any order, decree or judgment of any court, arbitrator, government, or governmental agency or instrumentality known to me binding upon the Guarantor, the Company or its Significant Subsidiaries or any of their respective properties, except as would not reasonably be expected to have a Material Adverse Effect;

            (viii) except for filings, registrations or qualifications that may be required by applicable securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of New York or the Delaware Revised Uniform Limited Partnership Act in connection with the transactions contemplated by the Operative Documents;

            (ix) (A) no action, suit or proceeding at law or in equity is pending or, to my knowledge, threatened in writing to which the Guarantor, the Company, the Trust or the Significant Subsidiaries are or may be a party, and (B) no action, suit or proceeding is pending or, to my knowledge, threatened in writing against the Guarantor, the Company, the Trust or the Significant Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect.


                                      A-1-1

                                                                       ANNEX A-2

      Pursuant to Section 3(c) of the Purchase Agreement, Hunton & Willams LLP, counsel for the Guarantor, the Company and the Trust, shall deliver an opinion to the effect that:

            (i) the Indenture, assuming it has been duly authorized, executed and delivered by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

            (ii) the Junior Subordinated Notes, when authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment therefor, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

            (iii) the Trust is not, and, following the issuance of the Preferred Securities, the consummation of the transactions contemplated by the Operative Documents and the application of the proceeds therefrom, the Trust will not be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act;

            (iv) in reliance upon the representations, warranties and covenants in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Common Securities, the Preferred Securities and the Junior Subordinated Notes to register the same under the Securities Act of 1933, as amended, or to require qualification of the Indenture under the Trust Indenture Act of 1939, as amended;

            (v) the Purchase Agreement constitutes a legal, valid and binding obligation of the Guarantor, the Company and the Trust enforceable against the Guarantor, the Company and the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

            (vi) (A) no action, suit or proceeding at law or in equity is pending or, to my knowledge, threatened in writing to which the Guarantor, the Company, the Trust or the Significant Subsidiaries are or may be a party, and (B) no action, suit or proceeding is pending or, to my knowledge, threatened in writing against the Guarantor, the Company, the Trust or the Significant Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect; and

            (vii) beginning with the Guarantor's initial taxable year ended December 31, 2004, the Guarantor has been organized in conformity with the requirements for qualification as a REIT under the Code, and the Guarantor's actual method of operation has enabled, and its proposed method of operation will enable (as represented in the attached Officer's Certificate), the Guarantor to satisfy the requirements for qualification and taxation as a REIT.


                                      A-2-1

                           CAPITAL LEASE FUNDING, INC.

                       REIT BACK-UP OFFICER'S CERTIFICATE

Ladies and Gentlemen:

      In order to assist you in the preparation of the tax opinion, dated December __, 2005 (the "Tax Opinion"), issued by you to Capital Lease Funding, Inc., a Maryland corporation (the "Company"), in connection with _____________________________________________, the undersigned officer of the
Company hereby certifies to you, to the best of his knowledge and belief, that the following statements are true and correct:

1. During the period from March 24, 2004 through December 31, 2004 (the "Relevant Period"), the Company at all times was managed by one or more directors, and beneficial ownership in the Company at all times was evidenced by transferable shares.

2. During the Relevant Period, the Company was not chartered or supervised as a bank, savings and loan, or similar association under state or federal law.

3. During the Relevant Period, the Company did not operate as a small business investment company under the Small Business Investment Act of 1958.

4. During the Relevant Period, the Company did not engage in the business of issuing life insurance, annuity contracts, or contracts of health or accident insurance.

5. During the Relevant Period, the Company did not have, and did not succeed to, any earnings and profits of the Company or of any other corporation accumulated during a non-REIT year.

6. During each taxable year of the Relevant Period, at least 95% of the Company's gross income, excluding gross income from the sale of property held as inventory or held primarily for sale to customers in the ordinary course of the Company's trade or business ("Prohibited Income"), was derived from:

      a)    dividends;

      b)    interest;

      c) rents from real property (including (x) charges for services other than Noncustomary Services (as described in paragraph 11 below) rendered by or on behalf of the Company, whether or not such charges were separately stated and (y) rents received from a taxable REIT subsidiary ("TRS") of the Company if (i) such TRS satisfied the requirements set forth in paragraphs 31 and 32 below, (ii) at least 90% of the leased space in the property was leased to persons other than TRSs and Related Party Tenants (as defined in paragraph 9 below), (iii) the amounts paid by the TRS to rent space at the property were substantially comparable to rents paid by other tenants of the property for comparable space (determined at the time the lease was entered into, at the time the lease was extended, and at the time of any modification of the lease if the modification effectively increased the rent under such lease, provided that the "substantially comparable" requirement will be treated as satisfied at such times as long as there was no increase in the space leased to any TRS or Related Party Tenant), and (iv) the rents were not attributable to an increase on account of a modification of a lease entered into with a TRS in which the Company owned, directly or indirectly, more than 50% of the total voting power or the total value of the stock (a "Controlled TRS"));

      d) gain from the sale or other disposition of stock, securities, real property (including interests in real property and interests in mortgages on real property), and other real estate assets (including regular and residual interests in real estate mortgage investment conduits ("REMICs"), to the extent provided in section 856(c)(5)(E) of the Internal Revenue Code of 1986, as amended (the "Code")), that was not Prohibited Income;

      e)    abatements and refunds of taxes on real property;

      f) income and gain derived from real property acquired directly by foreclosure or deed in lieu thereof ("Foreclosure Property") that was not Prohibited Income;

      g) amounts received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property);

      h) payments under interest rate swap and cap agreements, options, futures contracts, forward rate agreements, and any other similar financial instrument entered into by the Company or a non-TRS subsidiary of the Company to reduce the interest rate risk with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets (including regular and residual interests in REMICs, to the extent provided in Code section 856(c)(5)(E)) ("Qualified Hedging Contracts"); and


                                      A-2-2

      i)    gain  from  the  sale or  other  disposition  of  Qualified  Hedging
            Contracts.

7. During each taxable year of the Relevant Period, at least 75% of the Company's gross income (excluding Prohibited Income) will be derived from:

      a) rents from real property (including (x) charges for services other than Noncustomary Services (as described in paragraph 11 below) rendered by or on behalf of the Company, whether or not such charges were separately stated, and (y) rents received from a TRS of the Company if (i) such TRS satisfied the requirements set forth in paragraphs 31 and 32 below, (ii) at least 90% of the leased space in the property was leased to persons other than TRSs and Related Party Tenants (as defined in paragraph 9 below), (iii) the amounts paid by the TRS to rent space at the property were substantially comparable to rents paid by other tenants of the property for comparable space (determined as described in paragraph 6(c) above), and (iv) the rents were not attributable to an increase on account of a modification of a lease entered into with a Controlled TRS;

      b) interest on obligations secured by mortgages on real property or on interests in real property (including interest on regular or residual interests in REMICs, to the extent provided in Code section 856(c)(5)(E));

      c) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) and other real estate assets (including regular and residual interests in REMICs, to the extent provided in Code section 856(c)(5)(E)) that was not Prohibited Income;

      d) dividends or other distributions on, and gain (other than Prohibited Income) from the sale or other disposition of, transferable shares in other real estate investment trusts ("REITs");

      e)    abatements and refunds of taxes on real property;

      f)    income  and  gain  (other  than  Prohibited   Income)  derived  from
            Foreclosure Property;

      g) amounts received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and

      h) income (i) derived from the temporary investment of new capital that was attributable either (A) to the issuance of shares of stock of the Company or (B) to a public offering of the Company's debt obligations with maturity dates of at least five years and (ii) received or accrued during the one-year period beginning on the date on which the Company received such new capital.

For purposes of subparagraph (b) above, interest amounts attributable to the excess of the highest principal amount of the related mortgage loan outstanding during the taxable year over the "loan value" of the associated real property that is security for the loan will not treated as qualifying income. The "loan value" of real property is either (i) the fair market value of the associated real property as of the date on which the commitment by the Company to originate or acquire the loan becomes binding on the Company, or (ii) in the case of a construction or development loan, the fair market value of the land plus the reasonably estimated cost of the improvements or developments (other than personal property) which will secure the loan and which are to be constructed from the loan proceeds, determined as of the date the Company agrees to originate the loan, or (iii) if the mortgage on the real property is given as additional security (or as a substitute for other security) for the loan after the Company's commitment to extend the loan is binding, the fair market value of the real property when it becomes security for the loan (or, if earlier, when the borrower makes a binding commitment to add or substitute the property as security).

Notwithstanding the preceding paragraph, interest on mezzanine loans that satisfy the following requirements ("Qualifying Mezzanine Loans") is qualifying income for purposes of subparagraph (b) above:

      a) The borrower is either a partner in a partnership or the sole member of an entity that is disregarded as separate from its owner for federal income tax purposes;

      b) The loan is nonrecourse, secured only by the borrower's interest in the partnership or the disregarded entity;

      c)    The Company  (or related  lender)  holds a first  priority  security
            interest  in  the  pledged   ownership   interest  which  cannot  be
            subordinated;

      d) Upon default and foreclosure on the secured loan, the Company (or related lender) has the right to replace the borrower as a partner in the partnership or as the sole member of the disregarded entity;


                                     A-2-3

      e) On the date the commitment by the Company (or related lender) to make the loan became binding on the Company (or related lender), the partnership or disregarded entity held real property, and on each testing date, the value of the real property held by the partnership or disregarded entity represents at least 85% of the value of all of its assets. For this purpose, a testing date means the close of the first quarter of the Company's (or related lender's) taxable year following the date on which the Company's (or related lender's) commitment to make the loan becomes binding, and the close of each subsequent quarter in which the partnership or disregarded entity acquires any assets other than real estate assets, cash and cash items (including receivables), or government securities, or reasonable quantities of equipment and materials customarily used for the maintenance and repair of real property;

      f) The "loan value" (as defined above) of the real property owned by the partnership or disregarded entity equals or exceeds the amount of the loan. For this purpose, the loan value is reduced by any liens encumbering the real property, as well as by any other liabilities of the partnership or disregarded entity on the date the commitment by the Company (or related lender) to make the loan becomes binding. If the real property is owned by a partnership, only the proportionate share of the loan value attributable to the interest that secures the loan is taken into account; and

      g) Interest on the loan includes only an amount that constitutes compensation for the use or forbearance of money, and, subject to the exception described in paragraph 8 below, the determination of the interest does not depend in whole or in part on the income or profits of any person.

8. During the Relevant Period, the Company did not receive or accrue, directly or indirectly, any interest, rent, contingency fees, or other amounts that were determined in whole or in part with reference to the income or profits derived by any person (excluding amounts received as (i) rents from real property that were (A) based solely on a percentage or percentages of receipts or sales and the percentage or percentages were fixed at the time the leases were entered into, were not renegotiated during the term of the leases in a manner that had the effect of basing rent on income or profits, and conformed with normal business practices or (B) attributable to qualified rents from subtenants as provided by section 856(d)(6) of the Code, and (ii) interest that was (A) based solely on a fixed percentage or percentages of receipts or sales or (B) attributable to qualified rents received or accrued by debtors as provided by section 856(f)(2) of the Code).

9. During the Relevant Period, the Company did not receive or accrue, directly or indirectly, any rents from real property from any of the following (a "Related Party Tenant"):

      a) a corporation of which the Company owned, directly or indirectly (within the meaning of section 856(d)(5) of the Code), 10% or more of the stock, by voting power or number of shares; or

      b) a noncorporate entity in which the Company owned, directly or indirectly (within the meaning of section 856(d)(5) of the Code), an interest of 10% or more of the assets or net profits.

The phrase "Related Party Tenant" does not include any TRS as long as (i) such TRS satisfied the requirements set forth in paragraphs 31 and 32 below, (ii) at least 90% of the leased space in the property was leased to persons other than TRSs and Related Party Tenants and (iii) the amounts paid by the TRS to rent space at the property were substantially comparable to rents paid by other tenants of the property for comparable space (determined as described in paragraph 6(c)).

10. During each taxable year of the Relevant Period, with respect to each lease of real property owned by the Company, the ratio of (i) the average of the fair market value of the personal property that is subject to a lease at the beginning and at the end of such taxable year to (ii) the average of the fair market values of both the real property and personal property subject to such lease at the beginning and at the end of such taxable year did not exceed 15% (the "FMV Ratio"). If such 15% ratio was exceeded with respect to any lease, the receipt of such income from personal property did not cause the Company to fail to satisfy the gross income tests set forth in paragraph 6 or 7 above.

11. During the Relevant Period, except to the extent described in the following sentence, none of the Company, Caplease, LP ("Caplease LP"), or any other direct or indirect subsidiary (other than any TRS) (together with Caplease LP, a "Non-TRS Subsidiary") of the Company furnished or rendered, or bore the cost of furnishing or rendering, any services to the tenants of the Company's real property (the "Properties"), other than services ("Customary Services") that (i) are usually or customarily provided to tenants in the geographic areas in which the Properties are located and (ii) are usually and customarily rendered in connection with the rental of space for occupancy only and are not provided primarily for the tenants' convenience. To the extent that the Company or a Non-TRS Subsidiary furnished or rendered services ("Noncustomary Services") other than Customary Services to the tenants of a Property, the amount received for, or attributable to, such services did not exceed 1% of the Company's total receipts from the Property during the taxable year. For that purpose, the amount treated as received by the Company or a Non-TRS Subsidiary with respect to the Noncustomary Services is the greater of (i) the fair market value of such services or (ii) 150% of the Company's direct cost of providing such services.

12. During the Relevant Period, the following requirements were met by any person who furnished or rendered Noncustomary Services to the tenants of the Properties (other than a TRS or a person providing Noncustomary Services falling within the 1% safe harbor described in paragraph 11 above):

      a) such person did not own, directly or indirectly (within the meaning of section 856(d)(5) of the Code) more than 35% of the stock of the Company;


                                     A-2-4

      b) if such person is a corporation, not more than 35% of its stock, measured by voting power or number of shares, or, if such person is a noncorporate entity, not more than 35% of the interests in its assets or net profits was owned, directly or indirectly (within the meaning of section 856(d)(5) of the Code), by one or more persons who owned 35% or more of the stock of the Company;

      c) the Company did not derive or receive, directly or indirectly, any income from such person;

      d)    such person was adequately compensated for its services;

      e) if such person is an individual, he or she was not be an officer or employee of the Company or a Non-TRS Subsidiary;

      f) if such person is a corporation, none of its officers or employees was an officer or employee of the Company or a Non-TRS Subsidiary;

      g) if an individual served as both (i) one of such person's directors and (ii) a director and officer (or employee) of the Company, that individual did not receive any compensation for serving as one of such person's directors;

      h) if an individual served as both (i) one of such person's directors and officers (or employees) and (ii) a director of the Company, that individual did not receive any compensation for serving as a director of the Company;

      i)    the costs of the  Noncustomary  Services  were borne by such person;
            and

      j) any charge for the Noncustomary Services were made, received, and retained by such person.

13. The Company understands that, for purposes of the representations in paragraphs 6, 7, 8, and 9, (i) all items of income, deduction, and credit of (A) any corporation with respect to which the Company owns 100% of the stock (a "Qualified REIT Subsidiary") directly or through one or more Qualified REIT Subsidiaries or Disregarded Entities (as defined below) and that has not elected to be a TRS of the Company and (B) any other non-TRS limited liability company or other non-corporate entity wholly-owned by the Company directly or through one or more non-TRS limited liability companies or other non-corporate entities wholly-owned by a single owner and disregarded as an entity separate from such owner for federal income tax purposes (a "Disregarded Entity") are treated as items of income, deduction, and credit of the Company, and (ii) the Company's proportionate share (based on its capital interest) of the income of Caplease LP and any other partnership or limited liability company treated as a partnership for federal income tax purposes in which it owns an interest (a "Partnership Subsidiary") is treated as income of the Company.

14. At the close of each calendar quarter during the Relevant Period, at least 75% of the value of the Company's total assets was represented by the following items (the "75% Basket"):

      a)    land;

      b)    buildings,    including   wiring,   plumbing   systems,   elevators,
            escalators, and other structural components thereof, but not including any personal property associated with such real property (such as furnishings, appliances, draperies, equipment, machinery, etc.);

      c) loans (including accrued interest thereon) directly secured by a duly recorded mortgage on real property of the type described in subparagraph (a) or (b) above;

      d)    Qualifying Mezzanine Loans;

      e) cash and cash items, including cash on hand, time and demand deposits with financial institutions, and receivables arising in the ordinary course of the operations of the Company, a Partnership
            Subsidiary, or a Qualified REIT Subsidiary (other than those purchased from another person) but excluding bankers' acceptances, repurchase agreements, and other similar instruments;

      f) securities (including accrued interest thereon) issued or guaranteed by the United States or by a person controlled or supervised by and acting as an instrumentality of the United States, pursuant to any authority granted by Congress, or any certificates of deposit for any of the foregoing, provided that securities described above that are acquired pursuant to a "repurchase agreement" or other similar arrangement shall, for purposes of this representation, be treated as a security issued by the counterparty to such "repurchase agreement" or similar arrangement and not as the ownership of the underlying security that is subject thereto;

      g) only during the one-year period commencing on the date "new capital" (as such term is defined in Code section 856(c)(5)(D)(ii)) is received, stock or debt instruments directly attributable to the temporary investment of new capital;


                                     A-2-5

      h)    equity interests in other REITs; and

      i) regular or residual interests in REMICs, provided that if less than 95% of the assets of the REMIC consists of assets that are not "real estate assets," as described in subparagraph (a), (b), (c), or (d) of this paragraph 14, the Company's proportionate share of the "real estate assets" of the REMIC.

For purposes of subparagraph (c) above, the portion of any mortgage loan equal to the excess of the highest principal amount of the mortgage loan outstanding during the taxable year over the "loan value" (as defined in paragraph 7) of the associated real property that is security for the loan is treated as a qualifying asset.

15. At the close of each calendar quarter during the Relevant Period, with respect to the Company's securities not included in the 75% Basket, (i) not more than 5% of the value of Company's total assets consisted of the securities of any one issuer (excluding any Qualified REIT Subsidiary, and any TRS), (ii) not more than 20% of the value of the Company's total assets were represented by securities of one or more TRSs, and (iii) the Company did not hold securities possessing either more than 10% of the total voting power or 10% of the total value of the outstanding securities of any issuer (excluding securities of any Disregarded Entity, any Qualified REIT Subsidiary and any TRS). For purposes of the 10% value test, "securities" does not include any of the following:

            a)  "straight  debt"  securities,  meaning a  written  unconditional promise to pay on demand or on a specified date a sum certain in money if (i) the interest rate and interest payment dates are not contingent on profits, the borrower's discretion, or similar factors and (ii) the debt is not convertible, directly or indirectly, into stock, which term includes debt subject to the following contingencies:

            i. a contingency relating to the time of payment of interest or principal, as long as either (A) there is no change to the effective yield of the debt obligation, other than a change to the annual yield that does not exceed the greater of 0.25% or 5% of the annual yield, or (B) neither the aggregate issue price nor the aggregate face amount of the issuer's debt obligations held by the Company exceeds $1 million and no more than 12 months of unaccrued interest on the debt obligations can be required to be prepaid; and

            ii. a contingency relating to the time or amount of payment upon a default or prepayment of a debt obligation, as long as the contingency is consistent with customary commercial practice,

            "Straight debt" securities exclude any securities issued by a corporation or a partnership if the Company and any of its Controlled TRSs hold securities of such corporation or partnership other than securities described in clauses (a) through (f) of this paragraph 15 that have an aggregate value of more than 1% of the corporation's or partnership's outstanding securities;

            b) any loan to an individual or an estate;

            c) any imputed debt obligation under a rental agreement, other than a rental agreement with a Related Party Tenant, for the use of tangible property under which (i) there was at least one amount allocable to the use of property during a calendar year which was to be paid after the close of the calendar year following the calendar year in which such use occurred or there were increases in the amount to paid as rent under the agreement and (ii) the aggregate amount of the consideration for the use of the property exceeded $250,000;

            d) any obligation to pay rents from real property (as described in paragraphs 6(c) and 7(a) hereof);

            e) any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment thereunder does not depend in whole or in part on the profits of any entity not described in this clause (e) or payments on any obligation issued by an entity not described in this clause (e);

            f) any security issued by a REIT;

            g) any debt instrument issued by a partnership and not described in clauses (a) through (f) of this sentence to the extent of the Company's interest as a partner in the partnership; and

            h) any debt instrument issued by a partnership and not described in clauses (a) through (f) of this sentence if at least 75% of the partnership's gross income (excluding Prohibited Income) is derived from sources described in paragraph 7.

16. For purposes of representations 14 and 15, (i) all assets and liabilities of any Qualified REIT Subsidiary are treated as assets and liabilities of the Company, (ii) the term "securities" does not include the Company's equity interests in any Partnership Subsidiary, (iii) the Company's proportionate share (based on its capital interest) of the assets of any Partnership Subsidiary is treated as assets of the Company, and (iv) the term "value" means (A) fair value as determined in good faith by the Board of Directors of the Company or (B) in the case of securities for which market quotations are readily available, the market value of such securities, provided, however, that in determining whether the Company owns more than 10% of the voting securities of an issuer, the Company will use the greatest of: (x) the value of securities owned by the Company that have the right to vote for the election of directors, relative to the value of all such securities; (y) the number of votes that the Company has the right to cast for the election of directors, relative to the total number of votes that can be cast for the election of directors; or (z) the number of directors that the Company has the power to select, relative to the total number of directors.


                                     A-2-6

17. During the Relevant Period, the Company maintained sufficient records as to its investments to be able to show that it has complied with the asset composition and diversification requirements described in paragraphs 14 and 15 above.

18. During each taxable year of the Relevant Period, the deduction for dividends paid by the Company (as defined in section 561 of the Code, but without regard to capital gain dividends, as defined in Code section 857(b)(3)(C)), equaled or exceeded (i) the sum of (A) 90% of the Company's real estate investment trust taxable income (as defined in section 857(b)(2) of the Code, but without regard to the deduction for dividends paid and excluding any net capital gain) and (B) 90% of the excess of its net income from Foreclosure Property over the tax imposed on such income by section 857(b)(4)(A) of the Code, minus (ii) any excess noncash income (as defined in section 857(e) of the Code).

19. During the Relevant Period, the dividends paid by the Company were made pro rata, with no preference to any share as compared with other shares of the same class.


20. During the Relevant Period, the Company and the Non-TRS Subsidiaries held their assets, other than assets that constitute Foreclosure Property, for investment purposes and not as (i) stock in trade or other property of a kind which would be includible in inventory if on hand at the close of the taxable year or (ii) property held primarily for sale to customers in the ordinary course of the trade or business of the Company or the Non-TRS Subsidiaries.


21. Within 30 days after the end of each taxable year during the Relevant Period, the Company demanded written statements from its shareholders that, at any time during the last six months of such taxable year, owned 5% or more of its stock (or, (i) if the Company had fewer than 2,000 and more than 200 shareholders of record of its stock on any dividend record date, 1% or more of its stock, or (ii) if the Company had 200 or fewer shareholders of record of its stock on any dividend record date, 0.5% or more of its stock) setting forth the following information:

      a) the actual owners of the Company's stock (i.e., the persons who are required to include in gross income on their returns the dividends received on the stock); and

      b) the maximum number of shares of stock of the Company (including the number and face value of securities convertible into stock of the Company) that were considered owned, directly or indirectly (within the meaning of section 544 of the Code, as modified by section 856(h)(1)(B) of the Code), by each of the actual owners of any of the Company's shares of stock at any time during the last half of such taxable year.

22. During the Relevant Period, the Company maintained the written statements described in the preceding paragraph at its offices in New York, New York, and the written statements will be available for inspection by the Internal Revenue Service.

23. During the Relevant Period, the Company used the calendar year as its taxable year.

24. During the Relevant Period, each Partnership Subsidiary operated in accordance with the governing law of the state in which it was formed and the organizational documents pursuant to which it was formed, as subsequently amended (the "Partnership Agreements").

25. During the Relevant Period, no interests in any Partnership Subsidiary were traded on (i) any national securities exchange which is either registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or exempted from registration because of the limited volume of transactions, (ii) any foreign securities exchange that, under the law of the jurisdiction in which it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements imposed by the 1934 Act, (iii) any regional or local exchange, or (iv) any over-the-counter market characterized by an interdealer quotation system which regularly disseminates quotations of obligations by identified brokers or dealers, by electronic means, or otherwise.

26. During the Relevant Period, the transactions in which the partners or members of the Partnership Subsidiaries (the "Partners") acquired interests in the Partnership Subsidiaries were not registered under the Securities Act of 1933, as amended.

27. During the Relevant Period, no Partnership Subsidiary had more than 100 Partners (taking into account as a Partner each person who indirectly owns an interest in the Partnership Subsidiary through a partnership, grantor trust, or S corporation (a "flow-through entity") only if (i) substantially all of the value of the person's ownership interest in the flow-through entity is attributable to the entity's interest in the Partnership Subsidiary and (ii) a principal purpose of the use of the flow-through entity is to enable the Partnership Subsidiary to satisfy the 100-partner limitation).

28. During the Relevant Period, no Partnership Subsidiary made an election to be excluded from the provisions of subchapter K of the Code.

29. During the Relevant Period, no Partnership Subsidiary elected to be treated as an association taxable as a corporation for federal income tax purposes under Treasury regulations section 301.7701-3.

30. During the Relevant Period, a majority of the Company's Board of Directors consisted of independent directors.

31. During the Relevant Period, neither Caplease Services Corp. nor any other TRS of the Company directly or indirectly operated any hotel or health care facility or provided to any other person (under a franchise, license, or otherwise) rights to any brand name under which any lodging facility or health care facility was operated.


                                     A-2-7

32. During the Relevant Period, the terms of any leases, loans, or other agreements between the Company (or any Non-TRS Subsidiary) and any TRS of the Company were arm's length and consistent with the terms of comparable agreements in the industry.

33. During its 2005 taxable year and future years, the Company will operate in such a manner to continue to satisfy the representations described in paragraphs 1 through 32 above as though (i) the term "Company" included any Qualified REIT Subsidiary and any Disregarded Entity, (ii) the term "Non-TRS Subsidiary" included any other direct or indirect subsidiary (other than a TRS) in which the Company acquires an interest, (iii) the term "TRS" included any other entity for which the Company makes a TRS election, (iv) the term "Qualified REIT Subsidiary" included any other corporation with respect to which the Company owns 100% of the stock directly or through one or more Qualified REIT Subsidiaries or Disregarded Entities and that has not elected to be a TRS of the Company, (v) the term "Partnership Subsidiary" included any other partnership, limited liability company or any other entity treated as a partnership for federal income tax purposes in which the Company acquires, directly or indirectly through a Qualified REIT Subsidiary or a Partnership Subsidiary, a partnership or membership interest, (vi) the term "Disregarded Entity" included any other non-TRS limited liability company or other non-corporate entity wholly-owned by the Company directly or through one or more non-TRS limited liability companies or other non-corporate entities wholly-owned by a single owner and disregarded as an entity separate from such owner for federal income tax purposes, (vii) income from any transaction, including gain from the sale or disposition of such a transaction, entered into in the normal course of the Company's trade or business to manage interest rate risk or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, by the Company to acquire or carry real estate assets, if the transaction is clearly identified as a hedging transaction before the close of the day on which it was acquired, originated, or entered into, did not constitute gross income for the purposes of paragraph 6, (viii) paragraph 6 did not include clauses (h) and (i), (ix) the Company's proportionate share of the assets of a Partnership for purposes of the 10% value test described in paragraph 15 was based on the Company's proportionate interest in any equity or debt securities issued by the Partnership (excluding securities described in clauses (a) through (f) of paragraph 15), and (x) in the case of a debt instrument, the term "value" for purposes of the 10% value test means the "adjusted issue price" (as defined in Code section 1272(a)(4)) of such debt instrument.

34. The Company was not created by or pursuant to an act of a state legislature for the purpose of promoting, maintaining, or assisting the economy within the state by making loans that generally would not be made by banks.

35. The Company was formed pursuant to Articles of Incorporation filed on October 31, 2003 with the Department of Assessments and Taxation of the State of Maryland, and has had in effect at all times from its formation through March 23, 2004 a valid election to be taxed as an S corporation under the Code. The Company has not at any time been a party to a tax-free reorganization with another corporation and does not hold any asset the disposition of which could be subject to section 1374 of the Code.

36. Effective on March 23, 2004, the Company revoked its election to be taxed as an S corporation under the Code. The Company will elect to be a real estate investment trust (a "REIT") for its short taxable year beginning on March 23, 2004 and ending December 31, 2004 by computing its taxable income as a REIT on its timely filed federal income tax return for that short taxable year (i.e., I.R.S. Form 1120-REIT) and will not terminate or revoke intentionally such election.

37. Beginning with the Company's 2005 taxable year, beneficial ownership of the Company will be held by 100 or more persons for at least 335 days of each taxable year.

38. At no time during the last half of each taxable year beginning with the Company's 2005 taxable year will more than 50% in value of the Company's outstanding shares of common stock be owned, directly or indirectly (within the meaning of section 544 of the Code, as modified by section 856(h)(1)(B) of the
Code), by or for five or fewer individuals (the "5/50 Rule"). For that purpose, a supplemental unemployment compensation benefits plan (as described in section 501(c)(17) of the Code), a private foundation (as described in section 509(a) of the Code), or a portion of a trust permanently set aside or to be used exclusively for charitable purposes (as described in section 642(c) of the Code) is considered an individual. However, shares of stock held by a trust described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code (a "Qualified Trust") generally are treated as held directly by the Qualified Trust's beneficiaries in proportion to their actuarial interests in the Qualified Trust. The Company will exercise reasonable diligence to insure that it complies with the 5/50 Rule at all times after its 2004 taxable year.

39. The Company will use its best efforts to enforce the restrictions on ownership and transfer of the Company's shares of stock that are contained in its Articles of Amendment and Restatement.

      The Company understands that you will rely on the truth and accuracy of the foregoing statements in rendering the Tax Opinion. This letter is being furnished to you solely for your benefit and for use in rendering the Tax Opinion and is not to be used, circulated, quoted or otherwise referred to for any other purpose (other than in the Tax Opinion) without the express written consent of the Company.


                                           Very truly yours,


                                           CAPITAL LEASE FUNDING, INC.,
                                           a Maryland corporation


                                           By:__________________________________
                                              Name:_____________________________
                                              Its:______________________________


                                     A-2-8

                                                                         ANNEX B

      Pursuant to Section 3(d) of the Purchase Agreement, Brown Raysman Millstein Felder & Steiner LLP shall deliver an opinion to the effect that:

            (i) the Trust will be classified for U.S. federal income tax purposes as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation; and

            (ii) for U.S. federal income tax purposes, the Junior Subordinated Notes will constitute indebtedness of the Company.

      In rendering such opinions, such counsel may (A) state that its opinion is limited to the federal laws of the United States, (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Guarantor, the Company and public officials and (c) state that its opinion may not be used for the purpose of avoiding U.S. federal, state or local tax penalties.

                                                                         ANNEX C

      Pursuant to Section 3(e) of the Purchase Agreement, Richards, Layton & Finger, P.A., special Delaware counsel for the Delaware Trustee, shall deliver an opinion to the effect that:

            (i) the Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made;

            (ii) under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority (A) to own property and conduct its business, all as described in the Trust Agreement, (B) to execute and deliver, and to perform its obligations under, each of the Purchase Agreement, the Common Securities Subscription Agreement, the Junior Subordinated Note Purchase Agreement and the Preferred Securities and the Common Securities and (C) to purchase and hold the Junior Subordinated Notes;

            (iii) under the Delaware Statutory Trust Act, the certificate attached to the Trust Agreement as Exhibit C is an appropriate form of certificate to evidence ownership of the Preferred Securities; the Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment of the consideration as set forth in the Purchase Agreement, the Preferred Securities will be validly issued and (subject to the qualifications set forth in this paragraph) fully paid and nonassessable and will represent undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the benefits of the Trust Agreement and, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and such counsel may note that the holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, to (A) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred
      Securities certificates and (B) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement;

            (iv) the Common  Securities  have been duly  authorized by the Trust
      Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Trust Agreement and the Common Securities Subscription Agreement, will be validly issued and fully paid and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Trust Agreement;

            (v) under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive or other similar rights;

            (vi) under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Purchase Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Note Purchase Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

            (vii) the Trust Agreement constitutes a legal, valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

            (viii) the issuance and sale by the Trust of the Preferred Securities and the Common Securities, the purchase by the Trust of the Junior Subordinated Notes, the execution, delivery and performance by the Trust of the Purchase Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Note Purchase Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate of Trust or the Amended and Restated Trust Agreement or (ii) any applicable Delaware law, rule or regulation;

            (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware Governmental Entity or Delaware agency is necessary or required solely in connection with the issuance and sale by the Trust of the Common Securities or the Preferred Securities, the purchase by the Trust of the Junior Subordinated Notes, the execution, delivery and performance by the Trust of the Purchase Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Note Purchase Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and compliance by the Trust with its obligations thereunder; and

            (x) the holders of the Preferred Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust and the Trust will not be liable for any income tax imposed by the State of Delaware.

      In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of Delaware, (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials and (C) take customary assumptions and exceptions as to enforceability and other matters.

                                                                         ANNEX D

      Pursuant to Section 3(f) of the Purchase Agreement, Gardere Wynne Sewell LLP, special counsel for the Property Trustee and the Indenture Trustee, shall deliver an opinion to the effect that:

            (i) JPMorgan Chase Bank, National Association (the "Bank") is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under the Indenture and to authenticate and deliver the Securities, and is duly eligible and qualified to act as Trustee under the Indenture pursuant to
      Section 6.1 thereof and as Property Trustee under the Trust Agreement pursuant to Section 8.2 thereof. (The Indenture and the Trust Agreement are each, an "Agreement" and together, the "Agreements").

            (ii) Each Agreement has been duly authorized, executed and delivered by the Bank and constitutes the valid and binding obligation of the Bank, enforceable against it in accordance with its terms except (A) as may be limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general equitable principles, regardless of whether considered in a proceeding in equity or at law and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iii) Neither the execution or delivery by the Bank of the Agreements, the authentication and delivery of the Preferred Securities (as defined in the Trust Agreement) and junior subordinated notes (issued under the Indenture, and together with the Preferred Securities, the "Securities") by the Trustee pursuant to the terms of the Agreements, nor the performance by the Bank of its obligations under the Agreements (A) requires the consent or approval of, the giving of notice to or the registration or filing with, any governmental authority or agency under any existing law of the United States of America governing the banking or trust powers of the Bank or (B) violates or conflicts with the Articles of Association or By-laws of the Bank or any law or regulation of the State of New York or the United States of America governing the banking or trust powers of the Bank.

            (iv) The Securities have been authenticated and delivered by a duly authorized officer of the Bank.

      In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York and the laws of the United States of America, (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of JPMorgan Chase Bank, National Association, the Company and public officials, and (C) make customary assumptions and exceptions as to enforceability and other matters.

                                                                         ANNEX E

      Pursuant to Section 3(g) of the Purchase Agreement, Richards, Layton & Finger, P.A., counsel for the Delaware Trustee, shall deliver an opinion to the effect that:

            (i) Chase Bank USA, National Association is duly formed and validly existing as a national banking association under the federal laws of the United States of America with trust powers and with its principal place of business in the State of Delaware;

            (ii) Chase Bank USA, National Association has the corporate power and authority to execute, deliver and perform its obligations under, and has taken all necessary corporate action to authorize the execution, delivery and performance of, the Trust Agreement and to consummate the transactions contemplated thereby;

            (iii) The Trust Agreement has been duly authorized, executed and delivered by Chase Bank USA, National Association and constitutes a legal, valid and binding obligation of Chase Bank USA, National Association, and is enforceable against Chase Bank USA, National Association, in accordance with its terms subject as to enforcement, to the effect upon the Trust Agreement of (i) applicable bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance or transfer and similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

            (iv) The execution, delivery and performance by Chase Bank USA, National Association of the Trust Agreement do not conflict with or result in a violation of (A) articles of association or by-laws of Chase Bank USA, National Association or (B) any law or regulation of the State of Delaware or the United States of America governing the trust powers of Chase Bank USA, National Association or, to our knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which Chase Bank USA, National Association is a party or by which it is bound or, to our knowledge, without independent investigation, of any judgment or order applicable to Chase Bank USA, National Association; and

            (v) No approval, authorization or other action by, or filing with, any Governmental Entity of the State of Delaware or the United States of America governing the trust powers of Chase Bank USA, National Association is required in connection with the execution and delivery by Chase Bank USA, National Association of the Trust Agreement or the performance by Chase Bank USA, National Association of its obligations thereunder, except for the filing of the Certificate of Trust with the Secretary of State of the State of Delaware, which Certificate of Trust has been filed with the Secretary of State of the State of Delaware.

      In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of Delaware and the federal laws of the United States governing the trust powers of Chase Bank USA, National Association, (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials and (C) take customary assumptions and exceptions.

                                                                         ANNEX F

                         OFFICER'S FINANCIAL CERTIFICATE

      The undersigned, the [Chief Executive Officer/President/ Vice President/Chief Financial Officer/Treasurer/Assistant Treasurer], hereby certifies, pursuant to Section 6(h) of the Purchase Agreement, dated as of December 13, 2005, among Capital Lease Funding, Inc. (the "Guarantor"), Caplease, LP (the "Company"), Caplease Statutory Trust I (the "Trust") and Merrill Lynch International, that, as of [date], [20__], the Guarantor and its subsidiaries had the following ratios and balances:

As of [Quarterly/Annual Financial Date], 20__


Senior secured indebtedness for borrowed money ("Debt")                   $_____
Senior unsecured Debt                                                     $_____
Subordinated Debt                                                         $_____
Total Debt                                                                $_____
Ratio of (x) senior secured and unsecured Debt to (y) total Debt          _____%


----------
* A table describing the quarterly report calculation procedures is provided on page ___


[FOR FISCAL YEAR END: Attached hereto are the audited consolidated financial statements (including the balance sheet, income statement and statement of cash flows, and notes thereto, together with the report of the independent accountants thereon) of the Guarantor and its consolidated subsidiaries for the three years ended [date], 20__ and all required Financial Statements (as defined in the Purchase Agreement) for the year ended [date], 20__]

[FOR FISCAL QUARTER END: Attached hereto are the unaudited consolidated financial statements (including the balance sheet and income statement) of the Guarantor and its consolidated subsidiaries and all required Financial Statements (as defined in the Purchase Agreement) for the fiscal quarter ended [date], 20__.]

The financial statements fairly present in all material respects, in accordance with U.S. generally accepted accounting principles ("GAAP"), the financial position of the Guarantor and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the date, and for the [quarterly] [annual] period ended [date], 20__, and such financial statements have been prepared in accordance with GAAP consistently applied throughout the period involved (expect as otherwise noted therein).

There has been no monetary default with respect to any indebtedness owed by the Guarantor and/or its subsidiaries (other than those defaults cured within 30 days of the occurrence of the same) [, except as set forth below:].

      IN WITNESS WHEREOF, the undersigned has executed this Officer's Financial Certificate as of this _____ day of _____________, 20__.


                                           CAPITAL LEASE FUNDING, INC.


                                           By:__________________________________
                                              Name:_____________________________


                                           Capital Lease Funding, Inc.
                                           110 Maiden Lane
                                           New York, New York 10005
                                           (212) 217-6300


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